CANCELLATION OF ISSUED SHARES AGREEMENT

THIS CANCELLATION OF ISSUED SHARES AGREEMENT ("Agreement") is entered into on this 5th day of December 2016, by and between Simlatus Corporation (the "Company"), a Nevada Corporation, and Ms. Donna Murtaugh ("Murtaugh"), an individual.

WHEREAS, on March 10, 2016, the Company entered into an Asset Purchase Agreement ("APA") with RJM and Associates, along with an Amendment to the APA on August 3, 2016, wherein pursuant to the APA, Ms. Murtaugh, along with three other individuals, was to receive a certain payment amount for the purchase of the assets of RJM and Associates. That payment could be given in cash, or in shares of the Company's Common Stock.

WHEREAS, on November 16, 2016, 87,500,000 Shares of the Company's Common Stock were issued to Ms. Murtaugh via Stock Certificate Number 2708.

WHEREAS, on December 5, 2015, Ms. Murtaugh and the Company agreed to cancel the 87,500,000 Shares issued to Ms. Murtaugh and to defer payment to Ms. Murtaugh until a later, as of yet undetermined, date.

NOW THEREFORE, the Company, and Ms. Murtaugh, by signing below, agree to cancel the 87,500,000 Shares of Common Stock, issued to Ms. Murtaugh on November 16, 2016, and represented by Certificate Number 2708, and return those shares to treasury.

FURTHER, the Company does hereby agree to defer payment to Ms. Murtaugh, which was represented by those 87,500,000 Shares, to a later date, and acknowledge that there is a debt still owed to Ms. Murtaugh with regard to the cancellation of those shares.

FURTHER, the Company does hereby agree to remove those shares from Ms. Murtaugh's name and to take whatever steps necessary to account for the debt still owed to Ms. Murtaugh (upon the cancellation of the shares) on the Company's records.

By signing below, the undersigned do hereby acknowledge that they have read, understand and agree to the terms of this Agreement.

SIMLATUS CORPORATION

Gary B Tilden (signature)

Gary Tilden, President/CEO

December 5, 2016

Date

DONNA MURTAUGH

Donna Murtaugh (signature)

Donna Murtaugh

December 5, 2016

Date